UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2010

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2010, the Chairman of the Board of Directors (the “Board”) of BioMarin Pharmaceutical Inc. (the “Company”), received a letter from Joseph Klein III, a member of the Board since June 2005, pursuant to which Mr. Klein resigned as a member of the Board, effective immediately (the “Resignation Letter”). The Company accepted Mr. Klein’s resignation upon receipt of the Resignation Letter. At the time of his resignation, Mr. Klein served as the Chairman of the Audit Committee of the Board and a member of the Corporate Governance and Nominating Committee of the Board.

In the Resignation Letter, Mr. Klein stated that he is resigning from his position as a director of the Company because, among other things, he has disagreed with the Board with respect to: (i) how and when he asks questions as Chairman of the Audit Committee, (ii) how to conduct an ongoing investigation of a serious matter, and (iii) how to modify the Company’s poison pill. Also included in the Resignation Letter were statements regarding Mr. Klein’s disagreements with the Chief Executive Officer of the Company in regard to: (a) communications relating to third party offers, and (b) combining the Chief Executive Officer and Chairman of the Board roles. A copy of the Resignation Letter is attached hereto as Exhibit 17.1 to this Current Report on Form 8-K (this “Form 8-K”). All descriptions of the contents of the Resignation Letter set forth in this Form 8-K are qualified in their entireties by reference to the full text of the Resignation Letter.

The Company and the continuing members of the Board disagree with the claims made by Mr. Klein in the Resignation Letter and take exception to Mr. Klein’s characterizations of facts and his conclusions. The following is the Company’s response to several of the statements and assertions made by Mr. Klein in the Resignation Letter and the Company’s position on the circumstances surrounding Mr. Klein’s resignation:

Assertion that the Board Met and Unanimously Approved to Re-Nominate All of the Existing Directors

As Mr. Klein states, at meetings of the Board held on February 23 and 24, 2010, following the recommendation of the Corporate Governance and Nominating Committee, which included Mr. Klein, the Board unanimously approved to re-nominate all of its existing directors to be considered for re-election by the Company’s stockholders at the annual stockholder meeting to be held on May 12, 2010. However, at and before that time, several directors expressed serious reservations about Mr. Klein’s re-nomination, but did not feel that the issue had been sufficiently discussed among the Board to raise the matter at the February 23 and 24 meetings. Shortly after the February 23 and 24 meetings, the members of the Board other than Mr. Klein met to discuss Mr. Klein’s re-nomination and possible continued service on the Board and determined that they had lost confidence in Mr. Klein’s ability to work constructively with the rest of the Board members and management of the Company. The other independent members of the Board held at least two conference calls to discuss Mr. Klein’s re-nomination, and also had a few additional discussions that Jean-Jacques Bienaimé, the Company’s Chief Executive Officer and a member of the Board, participated in. Accordingly, after these discussions, these Board members determined that it was appropriate to hold a formal meeting of the Board to consider modifying the nominees for re-election to exclude Mr. Klein. Following this determination, on March 9, 2010, Mr. Pierre Lapalme, Chairman of the Board, telephoned Mr. Klein and informed him of the other members’ consensus not to re-nominate Mr. Klein and the pending Board meeting to consider formal action. After learning of this decision, Mr. Klein communicated with each of the other members of the Board through telephone, voicemail and/or email to ask them to reconsider his re-nomination to the Board.

On March 15, 2010, the Board held a formal meeting to consider whether or not to modify the nominees to exclude Mr. Klein. At that meeting, the Board provided Mr. Klein with the opportunity to discuss with the other Board members all issues relating to his re-nomination. Mr. Klein presented his position and the other members of the Board met alone. Following Mr. Klein’s presentation Mr. Klein left the meeting and the other directors deliberated on Mr. Klein’s presentation. After due deliberation, Mr. Klein then rejoined the meeting and the six directors attending the meeting other than Mr. Klein voted unanimously to not re-nominate Mr. Klein. (Mr. Klein voted to not modify the slate approved on February 24 and Dr. Lewis was unable to attend the meeting, but communicated his support not to re-nominate Mr. Klein in an email sent to the Chairman of the Board prior to the March 15 meeting.) Even after the Board’s March 15 decision, Mr. Klein continued to call the other Board members to seek re-nomination to the Board. The other members of the Board continued to inform Mr. Klein that a consensus had been reached and a decision had already been made. Mr. Klein sent the Resignation Letter to Mr. Lapalme on March 19, 2010.

Prior to his resignation, the Board does not believe that Mr. Klein had “fundamental disagreements with the Board on how the Board approaches its governance and oversight responsibilities.” The Board cannot reconcile how a director who has been informed that he will not be re-nominated nonetheless requests on several occasions to several Board members that they reconsider their decision and allow him to continue to serve as a director.

Disagreement Regarding How and When Mr. Klein Asked Questions as Chairman of the Audit Committee

While members of the Board have raised the issue of the appropriateness of the manner and timing of certain questions previously asked by Mr. Klein, these comments were made solely in the context of Mr. Klein raising these issues and asking these questions when the directors were in meetings where junior personnel of the Company were in attendance. The Board requested that Mr. Klein refrain from asking questions or raising sensitive issues at these meetings and that he instead raise them first in meetings with senior management or other directors or in executive session with the independent auditors. None of the other Board members took issue with the substance of the questions, but rather the appropriateness of asking such questions in the presence of certain junior personnel. The other directors believe that these were legitimate requests to make and that Mr. Klein, as the Chairman of the Audit Committee, should understand that he should follow the proper procedure and channels for discussing issues among the Board. On several occasions, dating back months before March 2010, Mr. Klein acknowledged that some of his comments and questions were made in an inappropriate context and that he should be mindful of the problems that such behavior could cause. However, in connection with deliberating on Mr. Klein’s nomination, the Board found at the March 15, 2010 meeting that this conduct had not been remedied appropriately over the past year and was continuing to interfere with constructive Board meetings.

Disagreement Regarding How to Conduct an Ongoing Investigation Regarding a Serious Matter

The Company disagrees with Mr. Klein’s characterization of the ongoing preliminary investigation of a matter by the Audit Committee. The Audit Committee believes it has fulfilled and is continuing to fulfill all of its obligations in handling this preliminary investigation and has taken its responsibilities regarding the potential matter seriously. Although the preliminary investigation is ongoing, the Audit Committee has not to date developed any evidence that a violation of law has occurred. In the course of an investigation not related to the matter referenced in the Resignation Letter, the Company discovered an email that contained a statement that the Audit Committee believed required serious inquiry to determine the meaning of such statement as it related to the fact that a third party agent of the Company may have engaged in potential misconduct. In seeking to understand the nature of the context in which any allegation of potential misconduct may have occurred, the Audit Committee (with the participation and affirmative vote of Mr. Klein) determined to first conduct a preliminary investigation with the supervision of outside counsel to evaluate whether the circumstances surrounding the email warranted a full investigation. Mr. Klein participated in every significant decision about the conduct of the preliminary investigation and noted his agreement with each of these decisions. The Audit Committee and the Board are still evaluating the information and have not yet made a determination as to whether or not to initiate a full investigation into the matter. The Company is taking the matter seriously and believes that the current direction and conduct of the preliminary investigation is appropriate based on the information available at this time. Moreover, the Board disputes Mr. Klein’s premature characterization of the work to date of the Audit Committee as a full and formal investigation or that a serious matter to be investigated has occurred.

Disagreement Regarding How to Modify the Company’s Poison Pill

The Board disputes Mr. Klein’s characterization that a discussion among Board members regarding whether a stockholder rights plan should be adopted and if so, what provisions should be contained in the plan, constitutes a disagreement with the Board that forms the basis of his resignation. The Board believes that discussions prior to adoption as to different provisions to be contained in a stockholder rights plan is common among directors. The existing stockholder rights plan was approved in February 2009 by the Board by a vote of 7-0. Mr. Klein attended a prior meeting where the plan was discussed, but, although he received appropriate notice of the meeting, was unable to attend the meeting when the plan was approved due to a scheduling conflict. Moreover, the Board cannot reconcile how the changes to the Company’s stockholder rights plan could be deemed to be a disagreement that ultimately caused Mr. Klein to resign since the Board made the decision in February 2009 and Mr. Klein continued to serve as a director for over a year following the adoption of the Company’s existing stockholder rights plan.

Disagreement with the CEO Regarding How and When the CEO Should Present Reasonable Offers by a Third Party to Acquire the Company

The Company disputes Mr. Klein’s assertion that Mr. Bienaimé, the Company’s Chief Executive Officer, received a bona fide offer from a third party and failed to share this offer with the Board for consideration. The Company has never received any such offer while Mr. Bienaimé has been Chief Executive Officer and the Company has not engaged in a sale process or the evaluation of similar strategic alternatives as the Board believes that the best course of action to maximize long-term stockholder value is to execute on the Company’s long-term business plan as an independent entity. The Board and management of the Company well understand and acknowledge their obligations under Delaware law regarding third party offers.

Disagreement with the CEO over his Desire to Combine the Chairman and CEO Roles

The Company disputes Mr. Klein’s characterization of the issue of whether to combine the Chairman of the Board and Chief Executive Officer roles as a disagreement with the Chief Executive Officer or the Board. As part of its regular review of the roles and positions held by the directors of the Company, including the position of Chairman of the Board, memberships on the committees of the Board, and the scope of responsibility for the Chief Executive Officer, the Corporate Governance and Nominating Committee (including Mr. Klein) has discussed whether the Chief Executive Officer can also hold the position of Chairman of the Board. The members of the Corporate Governance and Nominating Committee have to date unanimously determined that the current Board governance structure separating the Chairman of the Board and Chief Executive Officer roles continues to be appropriate at this time. The matter was never raised to the full Board and the Chief Executive Officer was not involved in the discussion at any Corporate Governance and Nominating Committee meeting. The Board does not believe that its position is contrary to Mr. Klein’s view that the offices of Chief Executive Officer and Chairman of the Board should be held by different persons, so the Board is unable to reconcile how Mr. Klein’s view forms a valid basis for his resignation.

The Company has provided Mr. Klein with a copy of the disclosures it is making in response to this Item 5.02 no later than the date of filing this Form 8-K with the Securities and Exchange Commission. The Company will provide Mr. Klein with the opportunity to furnish the Company, as promptly as possible, with a letter addressed to the Company stating whether Mr. Klein agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will file any such letter received from Mr. Klein with the Securities and Exchange Commission as an exhibit by amendment to this Report on Form 8-K within two business days after receipt by the Company.

Cautionary Note

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE, THE RESIGNATION LETTER IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESIGNATION LETTER REFLECTS ONLY THE THOUGHTS AND BELIEFS OF MR. KLEIN, WHICH MAY OR MAY NOT CORRESPOND WITH THE THOUGHTS AND BELIEFS OF ANY REPRESENTATIVE OF THE COMPANY, AND MANY OF WHICH ARE EXPRESSLY CONTRARY TO THE THOUGHTS AND BELIEFS OF THE COMPANY’S MANAGEMENT AND TO THE FACTS RELEVANT TO THE VARIOUS ISSUES. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESIGNATION LETTER, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESIGNATION LETTER. STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit 17.1	Resignation letter of Joseph Klein III, dated March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC., a Delaware corporation

Date: March 24, 2010	By:	/s/ G. ERIC DAVIS
G. Eric Davis
Senior Vice President, General Counsel

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